
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C. 20549

                                   -----------------

                                      FORM T - 1

                       STATEMENT OF ELIGIBILITY UNDER THE TRUST
                        INDENTURE ACT OF 1939 OF A CORPORATION
                             DESIGNATED TO ACT AS TRUSTEE

                                 --------------------

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)      X
                                                             _________

                    FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                 (Exact name of trustee as specified in its charter)

                                      13-3781471
                                  (I. R. S. Employer
                                 Identification No.)

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
           100 Wall Street, New York, NY            10005
    (Address of principal executive offices)      (Zip Code)


                              ------------------------
                              FOR INFORMATION, CONTACT:
                            Dennis J. Calabrese, President
                    First Trust of New York, National Association
                             100 Wall Street, 16th Floor
                                 New York, NY  10005
                              Telephone:  (212) 361-2506
                            --------------------------

                        B.F. SAUL REAL ESTATE INVESTMENT TRUST
                 (Exact name of obligor as specified in its charter)

         Maryland                                  52-6053341
   (State or other jurisdiction of              (I. R. S. Employer
    incorporation or organization)              Identification No.)

         8401 Connecticut Avenue
         Chevy Chase, Maryland                       20815
    (Address of principal executive offices)       (Zip Code)

                        ---------------------------

Item 1.  GENERAL INFORMATION.

    Furnish the following information as to the trustee --

    (a) Name and address of each examining or supervising authority to which it is subject.


              Name                                Address
             ------                              ---------
   Comptroller of the Currency                Washington, D. C.


    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.       AFFILIATIONS WITH THE OBLIGOR.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.           LIST OF EXHIBITS.

    Exhibit 1.    Articles of Association of First Trust of New York,
                  National Association,    incorporated herein by reference to
                  Exhibit 1 of Form T-1, Registration     No. 33-83774.

    Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

    Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

    Exhibit 4. By-Laws of First Trust of New York, National Association, Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

    Exhibit 5.    Not applicable.

    Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration
                  No. 33-83774.

    Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on September 30, 1996, published pursuant to law or the requirements of its supervising or examining authority.

    Exhibit 8.    Not applicable.

    Exhibit 9.    Not applicable.

                                      SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 10th day of January, 1997.

                                    FIRST TRUST OF NEW YORK,
                                     NATIONAL ASSOCIATION



                                    By:  /s/ Ward A. Spooner
                                       -----------------------
                                         Ward A. Spooner
                                         Vice President

                                                      Exhibit 7


                            FIRST TRUST OF NEW YORK, N. A.
                           STATEMENT OF FINANCIAL CONDITION
                                    AS OF 09/30/96

                                      ($000'S)


                                               09/30/96
                                              ----------
ASSETS
  Cash and Due From Depository Institutions    $31,930
  Federal Reserve Stock                          3,658
  Fixed Assets                                     738
  Intangible Assets                             81,749
  Other Assets                                   5,710
                                              ---------
         TOTAL ASSETS                         $123,785
                                              ---------
                                              ---------
LIABILITIES
  Other Liabilities                              6,826
                                              ---------
  TOTAL LIABILITIES                              6,826

EQUITY
  Common and Preferred Stock                     1,000
  Surplus                                      120,932
  Undivided Profits                             (4,793)
                                             -----------
         TOTAL EQUITY CAPITAL                  116,959

TOTAL LIABILITIES AND EQUITY CAPITAL          $123,785
                                            -------------
                                            -------------

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.



By:      /s/Ward A. Spooner
    ----------------------------------
         Vice President

Date:  January 10, 1997